                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        February 19, 2004
                                                  ------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
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             (Exact name of registrant as specified in its charter)

          DELAWARE                   001-13403                  84-1032638
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(State or other jurisdiction        (Commission                (IRS Employer
    of incorporation)               File Number)             Identification No.)

4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri              64116
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     (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code     (816) 584-5000
                                                   -----------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 7.     Financial Statements and Exhibits.

            (c) EXHIBITS. The following exhibits are filed herewith:

            99.1   Press Release dated February 19, 2004.

Item 9.  Regulation FD Disclosure

         On February 19, 2004, American Italian Pasta Company issued a press release announcing the resignation of David B. Potter, Executive Vice President,
Procurement and Ingredient Sales, effective February 27, 2004. The press release is set forth in Exhibit 99.1 hereto, is filed and incorporated herein by reference.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  February 19, 2004
                                           AMERICAN ITALIAN PASTA COMPANY

                                           By:  /s/ Warren Schmidgall
                                               ---------------------------------
                                                 Warren Schmidgall
                                                 Chief Financial Officer